Endurance Specialty Holdings Ltd.

2nd Quarter, 2006

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature.  Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors.  The Company’s actual results, performance, or achievements may differ materially from any future results,
performance, or achievements expressed or implied by such
forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview

Our Purpose

To create exceptional value for our clients
and shareholders by applying a
disciplined and technical approach to the
transfer of insurable risk and the
management of capital

Our Strategy

Create a diversified portfolio of specialty lines that are individually profitable and have limited correlation

Maintain deep expertise in each line of focus

Focus on high return on capital not revenue

Make use of state of the art analysis and technology

Maintain competitive and flexible expense structure consistent with our control and quality imperatives

Proactively manage capital

Endurance Strategy

The Endurance Edge

Active capital management

Shareholder ethos

Cost, efficiency and flexibility of capital structure

Resource allocation

Lean expense structure, consistent with quality and control

Underwriting/risk management

Technical approach

Proprietary risk tools

Proprietary data

Actuaries, risk modelers are involved at point of decision

Robust, common systems

The Endurance Edge

Culture

One Endurance

Teamwork

Accountability

Achievement

Integrity

Diversification

Short/Long tail

Insurance/Reinsurance

Geographic

Scope not scale

Macro/Micro Cycle Management

The Endurance Edge

Franchise positions in diversified segments

Specialization

Industry leading expertise

“Edge” in data, tools and technology

Value proposition to brokers/clients

Selection of best risks in each category

Contemporary view of trends, issues and opportunities

Strong Executive Management Team

Years of
Experience

Position

Name

24

Executive Vice President, Endurance Specialty Holdings Ltd.

Tom Bell

20

Chief Investment Officer

Mark Silverstein

17

General Counsel

John Del Col

22

Chief Operating Officer, Endurance Specialty Insurance Ltd.

Susan Patschak

21

President, Endurance Services Limited

John O’Connor

31

President, Endurance U.S. Insurance Operations, COO of Endurance
Specialty Holdings Global Insurance Operations

Michael Fujii

25

CEO of Endurance Worldwide Insurance Limited (U.K.)

Mark Boucher

25

President, Endurance Reinsurance Corporation of America

William Jewett

33

President, Endurance Specialty Insurance Ltd. (Bermuda)

Daniel Izard

21

Chief Actuary and Chief Risk Officer

Michael Angelina

15

Chief Underwriting Officer

David Cash

27

Chief Operating Officer, Chairman of the Underwriting Committee, Chairman
of Endurance Services Ltd.

Steven Carlsen

12

Chief Financial Officer

Michael McGuire

27

Chairman, President & Chief Executive Officer

Kenneth LeStrange

Executive Team has proven its ability to execute challenging strategies

Built a culture of meritocracy and ownership

5% of equity interests owned by management at 12/31/05

Underwriting & Risk Management

Philosophy – Business Model

Endurance was built in the aftermath of 9/11 to be an
underwriter of volatile specialty risks – key to our business are the following beliefs:

Specialization

Specialization matters both to clients and to results.  We focus primarily on business segments that reward specialized knowledge and relationships

We hire people with a passion for the business, we invest in knowledge and technology to improve our products and we value discipline and teamwork

Portfolio management

Our products enable our clients to outsource their risk management needs.
In turn we have built our company around risk management concepts –
diversification, value at risk and management information

People, knowledge and discipline

Business Split

Property

Healthcare

Excess Casualty

[

Large Account

]

Excess Casualty

[

Middle Market

]

Professional Lines

Catastrophe

Property

+

Marine

Casualty

Programs

Specialty

EUSI  and  EWIL

ESIL

ESIL

EUSI

ESIL

ESIL

ERCA  and  EWIL

ERCA

/

ESIL

/

EWIL

ERCA

ERCA

/

ESIL

/

EWIL

Class of Business

Platforms

Accounting

Finance

Investments

Legal

Risk Management

Committee

Shared Services

Holdings and ESL

(Based on 2005 GPW)

Insurance
(26%)

Reinsurance
(74%)

Organization – Business Units & Underwriting Matrix

Inception-To-Date Underwriting Results Are
Profitable

Generated an inception-to-date underwriting profit and a combined ratio of 98%, despite experiencing 7 of the 10 costliest hurricanes in history during our first four years of operation

10.0

Wilma

2005

3.4

Georges

1998

3.7

Jeanne

2004

4.6

Frances

2004

4.7

Rita

2005

6.4

Hugo

1989

7.1

Ivan

2004

7.5

Charley

2004

20.8

Andrew

1992

34.4

Katrina

2005

Insured Loss ($, Billion)

Event

Year

Top 10 Hurricanes and Estimated Insured Loss

(Events that occurred prior to 2004 are adjusted to 2004 $)

Risk Exposures Adjusted to Changing Market
Conditions

2005 Gross Premiums Written = $1.8B [a]

(a)

Prior to deposit accounting adjustments

2004 Gross Premiums Written = $1.7B

U.S.
Reinsurance

42%

Bermuda

46%

U.K.

12%

Casualty Treaty

26%

Property
Cat

14%

Property
Per Risk

26%

Aerospace &
Other Specialty

13%

Casualty
Individual Risk

14%

Property
Individual Risk

7%

Casualty
Treaty

24%

Property
Cat

14%

Property
Per Risk

20%

Aerospace &
Other Specialty

19%

Casualty
Individual Risk

17%

Property
Individual Risk

6%

U.S.
Reinsurance

38%

Bermuda

44%

U.K.

16%

U.S.
Insurance

2%

Risk Review – Portfolio Expected Risk Curve

This chart represents a cumulative simulation analysis of our in-force underwriting portfolio and includes premiums earned plus investment income less losses, acquisition expenses and G&A expenses.

Based on our business at January 1, 2006, we believe there is approximately a 91% chance of a profitable underwriting result and a mean expected result of a $321 million underwriting profit.

We base our budget and forecasts off of the mean result, although the nature of the curve places the median result further to the right (i.e., more profitable).

Endurance Underwriting Income Profile

In-Force Portfolio as of January 1, 2006

-1,000

-750

-500

-250

0

250

500

750

Underwriting Income  -  $ Millions

Probability

1-in-500

Year

$904 Mil

Loss

1-in-250

Year

$723 Mil

Loss

1-in-100

Year

$469 Mil

Loss

1-in-50

Year

$331 Mil

Loss

1-in-25

Year

$164 Mil

Loss

1-in-10

Year

$20 Mil

Profit

Average

Result

$321 Mil

Profit

Median

Result

$360 Mil

Profit

Stated objective is to
limit our loss in a 1-in-
100 year to 25% of our
capital or less

* Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause our actual results to vary considerably from those indicated
above.  For a listing of risks related to Endurance, please see “Risk Factors” in our Annual Report on
Form 10-K for the year ended December 31, 2005.

*

Financial Review

Key elements of financial strategy

Capital Management

Liquidity

Management

Financial

Management

& Control

Understand Capital Utilization

Maintain Excellent Financial Strength

Access Multiple Sources of Capital

Optimize Capital Structure

Reporting and Analysis

Compliance / Controls

Align with Business Units and
Other Functions

Asset / Liability Management

Manage Exposure to Credit Risk

Maintain Liquidity Facilities

Capital Management In Action

Capital Returned to Shareholders

Strong and Flexible Capital Structure

$21

$50

$62

$17

$20

$92

$52

$100

0

20

40

60

80

100

120

140

160

2002

2003

2004

2005

3/31/2006

Dividends

Repurchases

$1,115.1

$1,299.6

$1,212.4

$1,308.2

$1,273.3

$650.1

$364.4

$450.7

$200.0

$391.3

$447.1

$447.1

$345.3

$102.4

$200.0

$192.0

$103.0

0

250

500

750

1,000

1,250

1,500

1,750

2,000

2,250

2,500

2002

2003

2004

2005

3/31/2006

Debt

Preferred equity

Retained earnings

Common share capital

$, Millions

2005 capital raising achieved with less than 10% dilution to existing shareholders

$1,410

$1,748

$2,254

$2,320

$2,371

$, Millions

$41

$142

$114

$17

$100

In total, $414 million has been
returned to shareholders

Strong Financial Performance in Volatile Segments

$23.96

$21.73

$24.03

$27.91

$23.17

$0

$5

$10

$15

$20

$25

$30

$35

Net Income (Loss) ($M) and

Return on Average Common Equity

Diluted Book Value Per Common Share

2003

2004

2005

2002

2003

2004

2005

Dividends
per share

$0.32

$0.81

$1.00

$ -

1Q06

$0.25

1Q06

-$223

$356

$263

$102

$103

24.3%

8.6%

18.4%

20.3%

-12.6%

-$300

$0

$300

$600

-15%

-10%

-5%

0%

5%

10%

15%

20%

25%

30%

Net income (loss)

Return on average common equity

(annualized for interim periods)

2002

Over 60% Of Our Reserves Are IBNR

0

100

200

300

400

500

600

Property Per

Risk

Property Cat

Casualty Treaty

Property

Individual Risk

Casualty

Individual Risk

Other Specialty

Distribution of Case versus IBNR Reserves

by SEC Segment @ 3/31/06

Case O/S

IBNR

Investment Portfolio Performance Measurement

$0

$10

$20

$30

$40

$50

$60

Q1 04

Q2 04

Q3 04

Q4 04

Q1 05

Q2 05

Q3 05

Q4 05

Q1 06

0.00

0.20

0.40

0.60

0.80

1.00

Fixed income portfolio

Alternative portfolio

$/Basic Share

Net Investment Income – Dollars and Dollars/Share

Investment Return on Equity*

* Investment return on equity is calculated as the portfolio yield times investment leverage.

0%

5%

10%

15%

Q1 04

Q2 04

Q3 04

Q4 04

Q1 05

Q2 05

Q3 05

Q4 05

Q1 06

0%

5%

10%

15%

21

US $ Millions

Return on equity %

US $ Per Share

Achieving Our Targets

Operating Assumptions

ROE = 9.6%

ROE = 18.6%

ROE = 23.1%

ROE = 17.0%

ROE from Underwriting Activity

ROE from Investing Activity

Financing Costs

* The Return on Equity Sensitivity Analysis is purely illustrative and should not be construed as guidance for future performance. Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause our actual results to vary considerably from those indicated above.  For a listing of risks related to Endurance, please see “Risk
Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Return On Equity Sensitivity Analysis*

2.7%

2.7%

2.7%

2.7%

12.3%

7.4%

9.0%

13.5%

12.3%

12.3%

12.3%

100%

Combined

Ratio

91.8%

Combined

Ratio

90%

Combined

Ratio

85%

Combined

Ratio

22

2.9:1.0 Investment Leverage at
4.25% yield

0.9:1.0 Operating Leverage

Interest expense and preferred
dividends of 2.7% of common
equity

Our Financial Performance Details

$107,920

$(208,321)

$348,443

$247,938

$93,024

Operating Income (Loss)

(11.9)%

122.7% (a)

$(220,484)

$1,803,442 (a)

$1,812,168 (a)

Year

Ended

Dec. 31,

2005

24.5% *

19.9%

17.3%

7.8%

Operating ROE

85.7% (a)

85.8%

84.7%

86.2%

Combined Ratio

$107,036

$355,584

$263,437

$102,066

Net Income

$476,963 (a)

$1,632,600

$1,173,947

$369,489

Net Earned Premiums

$670,530 (a)

$1,711,357

$1,601,997

$798,760

Gross Written Premiums

Quarter

Ended

Mar. 31,

2006

Year

Ended

Dec. 31,

2004

Year
Ended

Dec. 31,

2003

Year
Ended
Dec. 31,
2002

($ in thousands)

Income Statement

(a)

Prior to deposit accounting adjustments

* Annualized

19.3%

$803,629

$447,092

$1,872,543

$2,603,590

$4,953,237

18.9%

17.4%

5.9%

13.6%

Debt / Total Capitalization

$939,165

$447,112

$1,923,988

$897,605

$391,280

$1,862,455

$824,685

$103,029

$1,644,815

$403,305

$192,000

$1,217,50
0

Unearned Premiums

Debt

Total Shareholders’ Equity

$2,688,986

$1,549,661

$833,158

$200,840

Reserve for Losses & LAE

$5,056,363

$3,940,353

$2,674,232

$1,663,249

Cash & Invested Assets

Balance Sheet

Conclusion

Conclusion

Built strong, technical, underwriting based culture that is focused on profit, not revenue

Created robust controls, systems, and infrastructure

World class management team that thinks like shareholders

Value enhancement through capital management

Goal is to generate 15%+ return on equity throughout the cycle

Demonstrated ability to create shareholder value with significant future upside, in spite of extreme frequency and severity of recent natural catastrophes

Well positioned with strong capitalization, balance sheet quality and diversified strategy to take advantage of market opportunities